Exhibit 21

AGREE REALTY CORPORATION

SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2016

Subsidary	Jurisdiction of Organization
Agree Limited Partnership	Delaware
Agree – Columbia Crossing Project, LLC	Delaware
Ann Arbor Store No 1, LLC	Delaware
Indianapolis Store No. 16, LLC	Delaware
Boynton Beach Store No. 150, LLC	Delaware
Mt Pleasant Shopping Center LLC	Michigan
Agree Facility No. 1, LLC	Delaware
Agree Bristol & Fenton Project, LLC	Michigan
Agree Realty South-East, LLC	Michigan
Agree Elkhart, LLC	Michigan
Agree Plainfield, LLC	Michigan
Agree Port St. John LLC	Delaware
Agree Charlotte County, LLC	Delaware
Agree Silver Springs Shores, LLC	Delaware
Agree St. Augustine Shores, LLC	Delaware
Agree 103-Middleburg Jacksonville, LLC	Delaware
Agree Brighton, LLC	Delaware
Agree Lowell, LLC	Delaware
Agree Atlantic Beach, LLC	Delaware
Agree Southfield & Webster, LLC	Delaware
Agree Development, LLC	Delaware
Agree Realty Services, LLC	Delaware
Lawrence Store No. 203, L.L.C.	Delaware
Agree Ann Arbor Jackson, LLC	Delaware
Agree Beecher LLC	Michigan
Agree Corunna LLC	Michigan
Agree Construction Management LLC	Delaware
Agree Atchison, LLC	Kansas
Agree Johnstown, LLC	Ohio
Agree Lake in the Hills, LLC	Illinois
NESOR REALTY VENTURES LLC	Florida
Agree Antioch, LLC	Illinois
Agree Concord, LLC	North Carolina
Agree Mansfield, LLC	Connecticut
Agree Tallahassee, LLC	Florida
Agree Spring Grove, LLC	Illinois
Agree Shelby, LLC	Michigan

Agree Wilmington, LLC	North Carolina
Agree Marietta, LLC	Georgia
Agree Boynton, LLC	Florida
Agree Indianapolis, LLC	Indiana
Agree M-59 LLC	Michigan
Agree Dallas Forest Drive, LLC	Texas
Agree Roseville CA, LLC	California
Agree Wawa Baltimore, LLC	Maryland
Agree New Lenox, LLC	Illinois
Agree Chandler, LLC	Arizona
Agree Fort Walton Beach, LLC	Florida
Agree Portland OR LLC	Delaware
Agree Rancho Cordova I	California
Agree Rancho Cordova II	California
Agree Southfield LLC	Michigan
Agree Poinciana LLC	Florida
Agree Venice, LLC	Florida
Agree Madison AL LLC	Alabama
Agree Leawood, LLC	Delaware
Agree Walker, LLC	Michigan
Agree 17-92, LLC	Florida
Agree Pinellas Park, LLC	Michigan
Agree Mall of Louisiana, LLC	Louisiana
Agree Cochran GA, LLC	Georgia
Agree Tri-State Lease, LLC	Delaware
Agree Fort Mill SC, LLC	South Carolina
Agree Spartanburg SC LLC	South Carolina
Agree Springfield IL LLC	Illinois
Agree Jacksonville NC, LLC	North Carolina
Agree Greenville SC, LLC	South Carolina
ACCP Maryland, LLC	Delaware
Agree – Milestone Center Project, LLC	Delaware
AMCP Germantown, LLC	Delaware
Oklahoma City Store No. 151, LLC	Delaware
Omaha Store No. 166, LLC	Delaware
Phoenix Drive, LLC	Delaware
Agree Morrow GA, LLC	Georgia
Agree Charlotte Poplar, LLC	North Carolina
Agree East Palatka, LLC	Florida
Agree Lyons GA LLC	Georgia
Agree Fuquay Varina LLC	North Carolina
Agree Minneapolis Clinton Ave, LLC	Minnesota

Agree Wichita, LLC	Kansas
Agree 117 Mission, LLC	Michigan
Agree Holdings I, LLC	Delaware
Agree Lake Zurich IL, LLC	Illinois
Agree Ann Arbor State Street, LLC	Michigan
Agree Lebanon VA LLC	Virginia
Agree Harlingen LLC	Texas
Agree Wichita Falls TX LLC	Texas
Agree Pensacola LLC	Florida
Agree Pensacola Nine Mile LLC	Florida
2355 Jackson Avenue, LLC	Michigan
Agree Statham GA, LLC	Georgia
Agree North Las Vegas, LLC	Nevada
Agree St. Joseph MO, LLC	Missouri
Agree Memphis Getwell, LLC	Tennessee
Agree Chicago Kedzie, LLC	Illinois
Agree Sun Valley NV LLC	Nevada
Agree Rapid City SD, LLC	South Dakota
Agree Manchester CT, LLC	Connecticut
Agree Grand Forks LLC	North Dakota
Agree Madisonville TX LLC	Texas
Agree Brooklyn OH LLC	Ohio
Agree Baton Rouge LA LLC	Louisiana
Agree Forest MS LLC	Mississippi
Agree St Petersburg LLC	Florida
Agree Berkeley Solano, LLC	California
Agree Rochester NY LLC	New York
Agree New Lenox 2 LLC	Illinois
Agree Allentown PA LLC	Pennsylvania
Agree Joplin MO LLC	Missouri
Agree Berwyn IL LLC	Illinois
Agree Anderson SC LLC	Delaware
Agree Cannon Station LLC	Delaware
Agree Forest VA LLC	Virginia
Agree Indianapolis Glendale LLC	Delaware
Agree Burlington WA, LLC	Delaware
Agree McKinney TX, LLC	Texas
Agree Littleton CO, LLC	Delaware
Agree Ligonier PA, LLC	Pennsylvania
Agree Montgomeryville PA, LLC	Pennsylvania
Agree Columbia SC, LLC	Delaware
Agree Richmond VA, LLC	Delaware
Agree Asset Services, LLC (LUNACORP, LLC)	Delaware
Agree Center Point Birmingham AL, LLC	Alabama

Agree Montgomery AL, LLC	Alabama
Agree Daniel Morgan Ave Spartanburg, LLC	South Carolina
Agree Magnolia Knoxville TN, LLC	Tennessee
Agree Alcoa TN, LLC	Tennessee
Agree Belton MO, LLC	Missouri
Agree Terre Haute IN, LLC	Delaware
Agree Junction City KS, LLC	Delaware
Agree Novi MI, LLC	Michigan
Agree Palafox Pensacola FL, LLC	Delaware
Agree Arlington TX LLC	Texas
Agree Grand Chute WI LLC	Delaware
Agree Belvidere IL LLC	Illinois
Agree Lejune Springfield IL, LLC	Illinois
Agree Fort Worth TX, LLC	Delaware
Agree Topeka KS, LLC	Delaware
Agree Brenham TX, LLC	Delaware
Agree Salem OR, LLC	Delaware
Agree Portland ME, LLC	Delaware
Agree Davenport IA, LLC	Delaware
Agree Buffalo Center IA, LLC	Delaware
Agree Springfield OH, LLC	Delaware
Agree Altoona PA, LLC	Delaware
Agree Orange & McCoy, LLC	Florida
Agree Hazard KY, LLC	Delaware
Agree Marshall MI Outlot, LLC	Delaware
Agree Indianapolis IN II, LLC	Delaware
Mt. Pleasant Outlot I, LLC	Delaware
Agree Wheaton IL, LLC	Delaware
Agree Jackson MS, LLC	Delaware
Agree Des Moines IA, LLC	Delaware
Agree Holly Springs MS, LLC	Delaware
Agree Apopka FL, LLC	Delaware
Agree Cedar Park TX, LLC	Delaware
Agree Evergreen CO, LLC	Delaware
Agree Kirkland WA, LLC	Delaware
Agree Mt. Dora FL, LLC	Delaware
Agree Port Orange FL, LLC	Delaware
Agree Sarasota FL, LLC	Delaware
Agree Sunnyvale CA, LLC	Delaware
Agree Upland CA, LLC	Delaware
Agree Vero Beach FL, LLC	Delaware
Agree Whittier CA, LLC	Delaware
Agree CW, LLC	Delaware
Agree Provo UT, LLC	Delaware
Agree MCW, LLC	Delaware
Agree North Miami FL, LLC	Delaware
Agree Stores, LLC	Delaware
Agree 2016, LLC	Delaware